SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) – July 18, 2000

MELLON FINANCIAL CORPORATION
(Exact name of registrant as specified in charter)

Pennsylvania	1-7410	25-1233834
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

	One Mellon Center 500 Grant Street Pittsburgh, Pennsylvania (Address of principal executive offices)	15258 (Zip code)

Registrant’s telephone number, including area code – (412) 234-5000

ITEM 5.	OTHER EVENTS

By press release dated July 18, 2000, Mellon Financial Corporation (the "Corporation") announced second quarter 2000 results of operations.

ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number	Description

99.1	Mellon Financial Corporation Press Release, dated July 18, 2000, announcing the matter referenced in Item 5 above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MELLON FINANCIAL CORPORATION

Date: July 18, 2000	By: /s/ STEVEN G. ELLIOTT
Steven G. Elliott
Senior Vice Chairman and Chief
Financial Officer

EXHIBIT INDEX

Number	Description	Method of Filing

99.1	Press Release dated July 18, 2000	Filed herewith